UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 26, 2017

First BanCorp.
__________________________________________
(Exact name of registrant as specified in its charter)

Puerto Rico	001-14793	66-0561882
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1519 Ponce de Leon Ave., PO Box 9146, San Juan, Puerto Rico		00908-0146
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	787-729-8041

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(d) Election of Directors

On October 26, 2017, the Board of Directors of First BanCorp. (the "Corporation") and FirstBank Puerto Rico (the "Bank"), the Corporation's wholly owned subsidiary bank, determined to elect Mr. John A. Heffern to serve as a director on the Corporation’s and the Bank's Board of Directors effective October 26, 2017.

On October 27, 2017, the Corporation and Mr. Heffern entered into an Offer Letter pursuant to which Mr. Heffern will be entitled to compensation and benefits that are the same as those to which all of the Corporation's directors, other than the Corporation's Chair, are entitled.

Mr. Heffern is the Principal and Founder of KCA Equity Advisors, LLC, an investment manager for KCA Financials Fund, LP, which focuses on the US financial services sector. Prior to founding the firm in January 2017, from 2005 to December 2016, Mr. Heffern was a Managing Partner and Senior Portfolio Manager at Chartwell Investment Partners, overseeing approximately $3.6 billion AUM Small Cap, Mid Cap & SMid Cap US growth equities and team of senior sector analysts. From 1997 to 2005, he was a Senior Vice President and Senior Portfolio Manager with the Growth Investing Group at Delaware Investment Advisers. From 1994 to 1997, he was a Senior Vice President, Equity Research at NatWest Markets, responsible for specialty financial services equity research. Prior to NatWest, he was a Principal and Senior Regional Bank Analyst at Alex Brown & Sons. Mr. Heffern earned a Bachelor's degree in Economics and an MBA in Finance from the University of North Carolina at Chapel Hill.

The Board committees on which Mr. Heffern will serve, if any, have not been determined.

A copy of the Offer Letter is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

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Exhibit Index

Exhibit No.	Description

10.1	Offer Letter between First BanCorp. and John A. Heffern, dated October 27, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First BanCorp.

November 1, 2017	By:	Lawrence Odell

Name: Lawrence Odell
Title: EVP and General Counsel

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